UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811 - 3081

Dreyfus Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/13

FORM N-CSR

Item 1.                         Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Information About the Renewal of the Fund’s Investment Advisory and Sub-Investment Advisory Agreements
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Appreciation Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Appreciation Fund, Inc., covering the 12-month period from January 1, 2013, through December 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The year 2013 proved to be outstanding for U.S. equities. Large-cap stocks delivered their strongest calendar-year performance in well over a decade, and small- and midcap stocks fared even better in an environment of low short-term interest rates, rising corporate earnings, sustained economic growth, and low inflation. In our view, 2013 provided ample evidence of the value of patience and discipline in equity investing, as those who favored a long-term perspective over a focus on news headlines and short-term volatility reaped the rewards provided by rising markets.

Will stocks continue to rally in 2014? We believe that they can. We expect the domestic economy to continue to strengthen over the next year, particularly if U.S. fiscal policy is less restrictive and short-term interest rates remain near historical lows. Stronger growth could convince businesses and consumers to spend more freely, unleashing pent up demand as economic uncertainty wanes. However, we caution that gains in 2014 are unlikely to match those of the past year, and a highly selective approach to security selection could be key to greater relative investment success in the months ahead. As always, we urge you to speak with your financial adviser to identify the investment strategies that are right for you.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through December 31, 2013, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended December 31, 2013, Dreyfus Appreciation Fund’s Investor shares produced a total return of 21.44%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), produced a total return of 32.37% for the same period.2 The fund’s Class Y shares produced a total return of 12.86% for the period since their inception on July 1, 2013, through December 31, 2013.

Stocks rallied strongly in 2013 as U.S. and global economic growth improved.The fund underperformed its benchmark, mainly due to its focus on higher quality, multinational companies.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its assets in common stocks.The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries.The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Recovering Economy Fueled Market’s Gains

Stocks climbed sharply in 2013 during a sustained economic recovery that saw U.S. GDP accelerate from a 1.1% annualized rate during the first quarter of the year to 4.1% for the third quarter. Economic gains were fueled by falling unemployment, rebounding housing markets, low interest rates, and a massive, open-ended quantitative easing program from the Federal Reserve Board (the “Fed”). Improving conditions in Europe and Japan also contributed to positive economic sentiment.

After rallying early in the year, stocks encountered heightened volatility in late May 2013 when remarks by Fed Chairman Ben Bernanke were widely interpreted as a signal that monetary policymakers would soon begin to back away from quantitative easing. Consequently, equities lost value in June before stabilizing over the summer. Stocks resumed their advance in the fall, when the Fed unexpectedly refrained from tapering its bond purchasing program. Stocks continued to climb over the final two months of the year amid new releases of encouraging economic data. A modest reduction in the Fed’s bond buying program in December had little impact on stock prices, enabling the S&P 500 Index to end the year near record highs.

Focus on Quality Undermined Relative Results

The fund’s emphasis on high-quality, globally-dominant companies restrained performance compared to the benchmark in 2013. In addition, the market’s advance was predominantly led by more economically sensitive market sectors, and the fund’s focus on less cyclical companies hampered relative results. More specifically, the fund maintained overweighted exposure to the traditionally defensive consumer staples sector and focused on less cyclical companies in the consumer discretionary and information technology sectors.An overweighted position in the energy sector and a focus on large, integrated oil companies also hurt relative performance.

Our emphasis on high-quality securities proved more rewarding in the rebounding financials sector, but the benefit of these successful security selections was offset by an underweighted allocation to financial stocks.The fund also added value through lack of exposure to the telecommunications services and utilities sectors and an above-average dividend yield.

Positions that made the greatest absolute contributions to returns in 2013 included Johnson & Johnson, ExxonMobil, Coca-Cola, Chevron, and AbbVie. Detractors from performance included Rio Tinto, Intuitive Surgical, International Business Machines, Arcos Dorados Holdings, and News Corp, Cl. A. Despite their lagging market returns, the fund’s holdings generally generated strong financial results and enhanced long-term shareholder value through disciplined capital redeployment, dividend increases, and share repurchases.

Global Growth Trends Could Support Additional Gains

We currently expect broad-based, moderate improvement in global economic growth in 2014 as consumer and business confidence strengthens, which may serve as a catalyst for higher stock prices. Moreover, if global growth accelerates and central banks’ monetary policies become less accommodative, investor attention could shift to higher quality companies that can sustain consistent earnings growth.The industry-leading multinationals in which the fund invests currently derive more than half of their earnings from overseas markets and appear well positioned for stronger global growth. These companies typically have sustainable competitive advantages, ample financial resources, and long duration earnings growth, characteristics that should appeal to investors as the global economy moves to the next phase of its cycle.

January 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.
3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components)
funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 7/1/13 (the inception date for ClassY shares).
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Investor shares and ClassY shares of Dreyfus Appreciation
Fund, Inc. on 12/31/03 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index
(the “Index”) on that date.All dividends and capital gain distributions are reinvested.
On May 7, 2013, the Board authorized the fund to offer ClassY shares, as a new class of shares, to certain investors, including certain institutional investors. On July 1, 2013, ClassY shares were offered at net asset value and are not subject to certain fees, including Distribution Plan and Shareholder Services Plan fees.

Average Annual Total Returns as of 12/31/13

	Inception Date	1 Year	5 Years	10 Years
Investor shares	1/18/84	21.44%	14.97%	6.34%
Class Y shares	7/1/13	21.62%†	15.00%†	6.36%†
Standard & Poor’s 500
Composite Stock Price Index		32.37%	17.93%	7.40%

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Investor shares and ClassY shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.
† The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Investor shares for the period prior to 7/1/13 (the inception date for ClassY shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from July 1, 2013 to December 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2013†
	Investor Shares	Class Y
Expenses paid per $1,000††	$5.01	$3.47
Ending value (after expenses)	$1,135.40	$1,128.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2013†††
	Investor Shares	Class Y
Expenses paid per $1,000††††	$4.74	$3.31
Ending value (after expenses)	$1,020.52	$1,021.93

†	From the close of business on July 1, 2013 (commencement of initial offering) to December 31, 2013 for ClassY.
††	Expenses are equal to the fund’s annualized expense ratio of .93% for Investor shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are equal to the fund’s annualized expense ratio of .65% for ClassY, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the actual days in the period).
†††	Please note that while ClassY commenced operations on July 1, 2013, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability.This projection assumes that annualized expense ratios were in effect during the period July 1, 2013 to December 31, 2013.
††††	Expenses are equal to the fund’s annualized expense ratio of .93% for Investor shares and .65% for ClassY, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2013

Common Stocks—99.9%	Shares		Value ($)
Banks—1.3%
HSBC Holdings, ADR	387,716	[a]	21,374,783
Wells Fargo & Co.	1,248,950		56,702,330
			78,077,113
Capital Goods—4.2%
Berkshire Hathaway, Cl. A	302	[b]	53,725,800
Caterpillar	652,850		59,285,308
General Electric	1,660,050		46,531,201
United Technologies	820,950		93,424,110
			252,966,419
Consumer Durables & Apparel—1.0%
Christian Dior	314,750		59,472,984
Consumer Services—2.8%
McDonald’s	1,695,150		164,480,405
Diversified Financials—6.2%
American Express	484,000		43,913,320
BlackRock	303,300		95,985,351
Franklin Resources	1,557,200		89,897,156
JPMorgan Chase & Co.	2,363,100		138,194,088
			367,989,915
Energy—18.3%
Canadian Natural Resources	672,200		22,747,248
Chevron	1,848,000		230,833,680
ConocoPhillips	1,400,800		98,966,520
EOG Resources	95,600		16,045,504
Exxon Mobil	2,939,998		297,527,798
Imperial Oil	1,296,700		57,353,041
Occidental Petroleum	1,620,500		154,109,550
Phillips 66	776,000		59,852,880
Royal Dutch Shell, Cl. A, ADR	822,200		58,598,194
Total, ADR	1,530,300		93,761,481
			1,089,795,896
Food & Staples Retailing—2.0%
Walgreen	1,750,350		100,540,104
Whole Foods Market	303,650		17,560,079
			118,100,183

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco—19.4%
Altria Group	3,319,000		127,416,410
Coca-Cola	6,439,750		266,026,073
Diageo, ADR	481,300		63,733,746
Kraft Foods Group	698,906		37,685,012
Mondelez International, Cl. A	1,989,368		70,224,690
Nestle, ADR	2,268,350	[a]	166,927,876
PepsiCo	969,850		80,439,359
Philip Morris International	3,309,100		288,321,883
SABMiller	1,110,700		57,035,846
			1,157,810,895
Health Care Equipment &
Services—1.7%
Abbott Laboratories	1,969,550		75,492,851
Intuitive Surgical	72,900	[b]	27,999,432
			103,492,283
Household & Personal Products—4.4%
Estee Lauder, Cl. A	1,284,600		96,756,072
Procter & Gamble	2,001,050		162,905,480
			259,661,552
Insurance—.6%
ACE	368,000		38,099,040
Materials—3.3%
Air Products & Chemicals	454,200		50,770,476
Freeport-McMoRan Copper & Gold	1,779,200		67,147,008
Praxair	601,700		78,239,051
			196,156,535
Media—6.1%
Comcast, Cl. A	1,248,950		64,901,687
McGraw-Hill Financial	631,450		49,379,390
News Corp., Cl. A	532,077	[b]	9,588,028
News Corp., Cl. B	31,975	[b]	570,114
Time Warner Cable	519,100		70,338,050
Twenty-First Century Fox, Cl. A	2,126,358		74,805,274
Twenty-First Century Fox, Cl. B	160,000		5,536,000
Walt Disney	1,153,500		88,127,400
			363,245,943

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech & Life Sciences—9.8%
AbbVie	1,919,500		101,368,795
Johnson & Johnson	2,146,850		196,629,992
Merck & Co	745,800		37,327,290
Novartis, ADR	386,000		31,026,680
Novo Nordisk, ADR	532,500		98,384,700
Roche Holding, ADR	1,703,800		119,606,760
			584,344,217
Retailing—3.6%
Target	1,656,800		104,825,736
Wal-Mart Stores	1,393,250		109,634,843
			214,460,579
Semiconductors & Semiconductor
Equipment—3.0%
Intel	2,404,950		62,432,502
Texas Instruments	2,136,150		93,798,347
Xilinx	479,000		21,995,680
			178,226,529
Software & Services—4.8%
Automatic Data Processing	953,400		77,044,254
International Business Machines	739,800		138,764,286
Oracle	1,778,000		68,026,280
			283,834,820
Technology Hardware & Equipment—6.2%
Apple	546,100		306,422,171
QUALCOMM	840,250		62,388,563
			368,810,734
Transportation—1.2%
Canadian Pacific Railway	456,400		69,062,448
Total Common Stocks
(cost $3,366,463,227)			5,948,088,490

Other Investment—.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $7,481,617)	7,481,617	[c]	7,481,617

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $18,771,038)	18,771,038 [c]	18,771,038
Total Investments (cost $3,392,715,882)	100.3%	5,974,341,145
Liabilities, Less Cash and Receivables	(.3%)	(21,947,372)
Net Assets	100.0%	5,952,393,773

ADR—American Depository Receipts
a Security, or portion thereof, on loan.At December 31, 2013, the value of the fund’s securities on loan was
$18,468,729 and the value of the collateral held by the fund was $18,771,038.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	19.4	Semiconductors &
Energy	18.3	Semiconductor Equipment	3.0
Pharmaceuticals,		Consumer Services	2.8
Biotech & Life Sciences	9.8	Food & Staples Retailing	2.0
Diversified Financials	6.2	Health Care Equipment & Services	1.7
Technology Hardware & Equipment	6.2	Banks	1.3
Media	6.1	Transportation	1.2
Software & Services	4.8	Consumer Durables & Apparel	1.0
Household & Personal Products	4.4	Insurance	.6
Capital Goods	4.2	Money Market Investments	.4
Retailing	3.6
Materials	3.3		100.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $18,468,729)—Note 1(c):
Unaffiliated issuers	3,366,463,227	5,948,088,490
Affiliated issuers	26,252,655	26,252,655
Cash		3,358,928
Dividends and securities lending income receivable		12,032,551
Receivable for shares of Common Stock subscribed		4,710,765
Receivable for investment securities sold		4,320,243
Prepaid expenses		166,447
		5,998,930,079
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		3,102,141
Due to Fayez Sarofim & Co.		1,086,203
Payable for shares of Common Stock redeemed		22,141,252
Liability for securities on loan—Note 1(c)		18,771,038
Interest payable—Note 2		1,480
Accrued expenses		1,434,192
		46,536,306
Net Assets ($)		5,952,393,773
Composition of Net Assets ($):
Paid-in capital		3,388,954,223
Accumulated undistributed investment income—net		1,203,255
Accumulated net realized gain (loss) on investments		(19,388,968)
Accumulated net unrealized appreciation
(depreciation) on investments		2,581,625,263
Net Assets ($)		5,952,393,773

Net Asset Value Per Share
	Investor Shares	Class Y
Net Assets ($)	5,952,392,655	1,117.74
Shares Outstanding	113,524,816	21.32
Net Asset Value Per Share ($)	52.43	52.43

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income ($):
Income:
Cash dividends (net of $2,929,360 foreign taxes withheld at source):
Unaffiliated issuers	155,652,312
Affiliated issuers	90,463
Income from securities lending—Note 1(c)	839,822
Total Income	156,582,597
Expenses:
Investment advisory fee—Note 3(a)	19,408,158
Sub-investment advisory fee—Note 3(a)	12,695,562
Shareholder servicing costs—Note 3(b)	21,333,212
Prospectus and shareholders’ reports	494,700
Directors’ fees and expenses—Note 3(c)	289,563
Custodian fees—Note 3(b)	218,551
Registration fees	186,041
Professional fees	99,559
Loan commitment fees—Note 2	40,007
Interest expense—Note 2	18,126
Miscellaneous	153,981
Total Expenses	54,937,460
Less—reduction in fees due to earnings credits—Note 3(b)	(3,996)
Net Expenses	54,933,464
Investment Income—Net	101,649,133
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(10,691,891)
Net unrealized appreciation (depreciation) on investments	1,028,442,467
Net Realized and Unrealized Gain (Loss) on Investments	1,017,750,576
Net Increase in Net Assets Resulting from Operations	1,119,399,709

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013 [a]	2012
Operations ($):
Investment income—net	101,649,133	83,258,419
Net realized gain (loss) on investments	(10,691,891)	(3,297,242)
Net unrealized appreciation
(depreciation) on investments	1,028,442,467	359,203,198
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,119,399,709	439,164,375
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(101,436,693)	(82,869,015)
Class Y	(10)	—
Total Dividends	(101,436,703)	(82,869,015)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	1,235,382,979	2,403,754,297
Class Y	1,000	—
Dividends reinvested:
Investor Shares	78,433,533	62,923,290
Cost of shares redeemed:
Investor Shares	(1,840,706,950)	(1,545,186,624)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(526,889,438)	921,490,963
Total Increase (Decrease) in Net Assets	491,073,568	1,277,786,323
Net Assets ($):
Beginning of Period	5,461,320,205	4,183,533,882
End of Period	5,952,393,773	5,461,320,205
Undistributed investment income—net	1,203,255	988,913

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2013 [a]	2012
Capital Share Transactions:
Investor Shares
Shares sold	25,848,065	55,365,359
Shares issued for dividends reinvested	1,626,881	1,426,767
Shares redeemed	(38,258,491)	(35,706,157)
Net Increase (Decrease) in Shares Outstanding	(10,783,545)	21,085,969
Class Y
Shares sold	21.32	—

a Effective July 1, 2013, the fund commenced offering ClassY shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Investor Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	43.93	40.53	38.20	33.52	28.23
Investment Operations:
Investment income—net[a]	.84	.74	.65	.57	.56
Net realized and unrealized
gain (loss) on investments	8.50	3.38	2.26	4.54	5.37
Total from Investment Operations	9.34	4.12	2.91	5.11	5.93
Distributions:
Dividends from
investment income—net	(.84)	(.72)	(.58)	(.43)	(.64)
Net asset value, end of period	52.43	43.93	40.53	38.20	33.52
Total Return (%)	21.44	10.18	7.62	15.26	21.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94	.97	.97	.99	1.09
Ratio of net expenses
to average net assets	.94	.97	.97	.99	1.07
Ratio of net investment income
to average net assets	1.74	1.71	1.63	1.66	1.95
Portfolio Turnover Rate	6.33	.50	2.59	28.73	.92
Net Assets, end of period
($ x 1,000)	5,952,393	5,461,320	4,183,534	3,227,795	2,323,522

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Period Ended
Class Y	December 31, 2013[a]
Per Share Data ($):
Net asset value, beginning of period	46.90
Investment Operations:
Investment income—net[b]	.47
Net realized and unrealized
gain (loss) on investments	5.55
Total from Investment Operations	6.02
Distributions:
Dividends from investment income—net	(.49)
Net asset value, end of period	52.43
Total Return (%)[c]	12.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.65
Ratio of net expenses to average net assets[d]	.65
Ratio of net investment income
to average net assets[d]	1.90
Portfolio Turnover Rate	6.33
Net Assets, end of period ($ x 1,000)	1

a	From the close of business on July 1, 2013 (commencement of initial offering) to December 31, 2013.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

At a meeting held on May 7, 2013, the fund’s Board of Directors (the “Board”) approved, effective July 1, 2013: (a) for the fund to offer Class Y shares; (b) an increase in the authorized shares of the fund from 300 million to 400 million and authorized 100 million ClassY shares; and, (c) the redesignation of the fund’s existing shares as Investor shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently offers two classes of shares: Investor shares (300 million shares authorized) and Class Y (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Service Plan fees. ClassY shares are offered at net asset value generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2013, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	5,029,002,703	—	—	5,029,002,703

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Investments in
Securities (continued):
Equity Securities—
Foreign
Common
Stocks†	919,085,787	—	—	919,085,787
Mutual Funds	26,252,655	—	—	26,252,655

†	See Statement of Investments for additional detailed categorizations.

At December 31, 2012, $110,575,984 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner,The Bank of NewYork Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2013, The Bank of New York Mellon earned $203,858 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2012 ($)	Purchases ($)	Sales ($)	12/31/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	390,408,570	324,145,199	707,072,152	7,481,617.1
Dreyfus
Institutional
Cash
Advantage
Fund	162,075,525	1,643,586,903	1,786,891,390	18,771,038.3
Total	552,484,095	1,967,732,102	2,493,963,542	26,252,655.4

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,203,255, accumulated capital losses $18,801,278 and unrealized appreciation $2,581,037,573.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2013. If not applied, $4,637,980 of the carryover expires in fiscal year 2017. The fund has $14,163,298 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2013 and December 31, 2012 were as follows: ordinary income $101,436,703 and $82,869,015, respectively.

During the period ended December 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $1,912 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2013 was approximately $1,629,600 with a related weighted average annualized interest rate of 1.11%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to an investment advisory agreement with Dreyfus and a sub-investment advisory agreement with Sarofim are payable monthly, at the annual rates of .3325% and .2175%, respectively, of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor for the provision of certain services at the annual rate of .25% of the value of its average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2013, the fund was charged $14,592,599 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $742,090 for transfer agency services and $33,070 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3,970.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2013, the fund was charged $218,551 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $12,981 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $26.

During the period ended December 31, 2013, the fund was charged $9,093 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $1,660,517, Shareholder Services Plan fees $1,248,509, custodian fees $113,509, Chief Compliance Officer fees $2,299 and transfer agency fees $77,307.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2013, amounted to $360,822,470 and $570,075,177, respectively.

At December 31, 2013, the cost of investments for federal income tax purposes was $3,393,303,572; accordingly, accumulated net unrealized appreciation on investments was $2,581,037,573, consisting of $2,597,555,291 gross unrealized appreciation and $16,517,718 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Appreciation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 27, 2014

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2013 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2013, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $101,436,703 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2014 of the percentage applicable to the preparation of their 2013 income tax returns.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 23, 2013, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund’s total return performance was below the Performance Group and Performance Universe medians, except for the three-year period when the fund’s performance was above the Performance Group and Performance Universe medians and the five-year period when the fund’s performance was above the Performance Universe median, and noted the relative proximity to the median of the fund’s performance in certain of the periods when the fund’s performance was below the median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s calendar year total returns were above the benchmark index for five of the ten calendar years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also consid-

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

ered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

• The Board was concerned about the fund’s performance in recent periods and agreed to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus and the Sub-Adviser were reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

The Fund 39

OFFICERS OF THE FUND (Unaudited)

The Fund 41

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,857 in 2012 and $31,594 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2012 (all 17f-2 counts) and $7,200 in 2013 ($6,000 17f-2 counts and $1,200 non-17f-2 counts). These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,376 in 2012 and $3,884 in 2013. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $6,003 in 2012 and $6,069 in 2013.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $200,000 in 2012 and $0 in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $49,204,697 in 2012 and $50,384,343 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	February 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	February 21, 2014

By: /s/ James Windels
James Windels Treasurer
Date:	February 21, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)